Securities Act of 1933 File No.
               (If application to determine eligibility of trustee
              for delayed offering pursuant to Section 305 (b) (2))

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE


                            THE CHASE MANHATTAN BANK
               (Exact name of Trustee as specified in its charter)

                                   13-4994650
                     (I.R.S. Employer Identification Number)

                       270 Park Avenue, New York, New York
                    (Address of Principal Executive Offices)

                                      10017
                                   (Zip Code)
                                ----------------


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             KONINKLIJKE AHOLD N.V.                                                AHOLD FINANCE U.S.A., INC.
(Incorporated in The  Netherlands  as a  public  company             (Exact name of Registrant as specified in its charter)
with  limited   liability)   (Exact  name  of
Registrant as Specified in its Charter)
             Royal Ahold
(Translation of Registrant's Name into English)


             The Netherlands                                                        Delaware
(State or other jurisdiction of incorporation                        State of other jurisdrction of incorporation
           or organization)                                          of organization)

                   N/A                                                              58-2434256
   (I.R.S. Employer Identification No.)                              (I.R.S. Employer Indentification No.)

            Albert Heijnweg 1                                                      One Atlanta Plaza
            1507 EH Zaandam,                                               950 East Paces Ferry Road, suite 2575
            The Netherlands                                                       Atlanta, Georgia 30326
            011-31-75-6599111                                                        (404) 262-6050
(Address and telephone number of Registrant's principal              (Address and telephone number of Registrant's Principal
            executive offices)                                                      executives offices)







                                                   Senior Debt Securities
                                             (Title of the Indenture Securities)
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                                    GENERAL

Item 1.  General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

     New York State Banking Department, State House, Albany, New York 12110.

     Board of Governors of the Federal Reserve System, Washington, D.C., 20551

     Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

     Federal Deposit Insurance Corporation, Washington, D.C., 20429.

     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.


Item 2.  Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.


Item 16. List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     2. A copy of the  Certificate  of  Authority  of the  Trustee  to  Commence
Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     5. Not applicable.

     6. The  consent of the Trustee  required by Section  321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 25th day of January, 1999.

                                        THE CHASE MANHATTAN BANK

                                             By  /s/  Janet Robinson
                                                 ----------------------
                                                 /s/  Janet Robinson


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                             Exhibit 7 to Form T-1
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                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                at the close of business September 30, 1998, in
            accordance with a call made by the Federal Reserve Bank
               of this District pursuant to the provisions of the
                              Federal Reserve Act.


                                                                        Dollar Amounts
                 ASSETS                                                                                                in Millions

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Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin .......................................................................................              $ 11,951
     Interest-bearing balances ...............................................................................                 4,551
Securities:
Held to maturity securities ..................................................................................                 1,740
Available for sale securities ................................................................................                48,537
Federal funds sold and securities purchased under
     agreements to resell ....................................................................................                29,730
Loans and lease financing receivables:
     Loans and leases, net of unearned income            $127,379
     Less: Allowance for loan and lease losses              2,719
     Less: Allocated transfer risk reserve ...                  0
     Loans and leases, net of unearned income,
     allowance, and reserve ..................................................................................               124,660
Trading Assets ...............................................................................................                51,549
Premises and fixed assets (including capitalized
     leases) .................................................................................................                 3,009
Other real estate owned
 . ............................................................................................................                   272
Investments in unconsolidated subsidiaries and
     associated companies ....................................................................................                   300
Customers' liability to this bank on acceptances
     outstanding .............................................................................................                 1,329
Intangible assets ............................................................................................                 1,429
Other assets .................................................................................................                13,563
                                                                                                                            --------
TOTAL ASSETS .................................................................................................              $292,620

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                                   LIABILITIES
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Deposits
     In domestic offices ........................................                                           $98,760
     Noninterest-bearing .......................          $39,071
     Interest-bearing ..........................           59,689
     In foreign offices, Edge and Agreement,
     subsidiaries and IBF's .....................................                                            75,403
Noninterest-bearing .............................................                                           $ 3,877
     Interest-bearing ...........................................                                            71,526

Federal funds purchased and securities sold under agree-
ments to repurchase .............................................                                            34,471
Demand notes issued to the U.S. Treasury ........................                                             1,000
Trading liabilities .............................................                                            41,589

Other borrowed  money  (includes  mortgage  indebtedness
and  obligations  under capitalized leases):
     With a remaining maturity of one year or less ..............                                             3,781
With a remaining
maturity of more than one year ..................................
            through three years..................................                                               213
       With a remaining maturity of more than three years........                                               104
Bank's liability on acceptances executed and outstanding                                                      1,329
Subordinated notes and debentures ...............................                                             5,408
Other liabilities ...............................................                                            12,041

TOTAL LIABILITIES ...............................................                                           274,099
                                                                                                             -------

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                     0
Common stock ....................................................                                             1,211
Surplus  (exclude all surplus related to preferred stock).                                                   10,441
Undivided profits and capital reserves ..........................                                             6,287
Net unrealized holding gains (losses)
on available-for-sale securities ................................                                               566
Cumulative foreign currency translation adjustments .............                                                16

TOTAL  EQUITY  CAPITAL  .........................................                                            18,521

 TOTAL  LIABILITIES  AND EQUITY  CAPITAL  .......................                                          $292,620

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I, Joseph L. Sclafani,  E.V.P. & Controller of the  above-named  bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                    WALTER V. SHIPLEY       )
                                    THOMAS G. LABRECQUE     ) DIRECTORS
                                    WILLIAM B. HARRISON, JR.)